Exhibit 32.2

Certification
of
Chief Financial Officer
Pursuant to 18 U.S.C. 1350
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian A. Deck, Executive Vice President and Chief Financial Officer of John Bean Technologies Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2019

/s/ Brian A. Deck
Brian A. Deck
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)